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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 1999
                                                         ----------------

                                    RPM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                       1-14187                        34-6550857
---------------               -------------                -------------------
(State or other                (Commission                   (I.R.S. Employer
 jurisdiction of               File Number)                 Identification No.)
 incorporation)


         2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:        (330) 273-5090
                                                     -------------------------
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ITEM 5. OTHER EVENTS.
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         On August 9, 1999, RPM, Inc. (the "Company") issued three (3) news releases, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      (a)  Not applicable

      (b)  Not applicable

      (c)  Exhibits.

         Number            Description
         ------            -----------

         99.1              Press release, dated August 9, 1999
         99.2              Press release, dated August 9, 1999
         99.3              Press release, dated August 9, 1999




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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RPM, INC.


Date:  August 10, 1999                 By:   /s/ P. Kelly Tompkins
                                             _____________________________
                                             P. Kelly Tompkins
                                             Vice President, General Counsel
                                             and Secretary


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                                  EXHIBIT INDEX
                                  -------------

Number            Description
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99.1              Press release, dated August 9, 1999
99.2              Press release, dated August 9, 1999
99.3              Press release, dated August 9, 1999